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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             November 2, 2000
                                                         -----------------------


                                  NexMed, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                        0-22245                 87-0449967
-----------------------------  --------------------------   --------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


350 Corporate Boulevard, Robbinsville, New Jersey                  08691
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    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code       (609) 208-9688
                                                     -----------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report




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ITEM 5   OTHER EVENTS

Attached is a Press Release issued by the Registrant on November 2, 2000 (the "Press Release").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1     Press Release of the Registrant dated November 2, 2000.



                                       Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NexMed, Inc. (Registrant)


                                    By: /s/ Y. Joseph Mo
                                        ----------------------------------------
                                            Y. Joseph Mo

                                    Title: President and Chief Executive Officer

Dated:  November 2, 2000






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